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                                                                 Exhibit 10.34



                                 Ardshiel, Inc.
                          230 Park Avenue - Suite 2527
                            New York, New York 10169
                              Phone: (212)697-8570
                               Fax: (212)972-1809

                             As of October 24, 2000


D and W Holdings, Inc.
230 Park Avenue
Suite 2527
New York, New York 10169

Atrium Corporation
1341 West Mockingbird Lane
Dallas, Texas 75247

Atrium Companies, Inc.
1341 West Mockingbird Lane
Dallas, Texas 75247

Dear Sirs:

      Reference is made to that certain Amended and Restated Management Agreement dated as of May 17, 1999 by and among Ardshiel, Inc., D and W Holdings, Inc., Atrium Corporation and Atrium Companies, Inc. (the "Agreement").
Section 3 of the Agreement provides that Ardshiel shall charge any of the Companies or any of their subsidiaries (as applicable) a fee for financial advisory services in connection with the sale or purchase of a business or entity or any financing (a "Closing Fee"), payable only upon the consummation of such sale or purchase, which fee shall not be greater than 2% of the total purchase or sale price for such business or entity, provided that Ardshiel will not include in the Closing Fee any charges for services that are included in the annual fee set forth in Section 2 of the Agreement.

      The parties hereto agree that, notwithstanding anything in the Agreement, the Closing Fee payable to Ardshiel upon the closing of the purchase of the windows and doors division, known as the EWD assets, and the stock of VES, Inc. from The Ellison Company, Inc. pursuant to the Agreement shall not exceed $901,250.


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      This letter agreement shall be governed by and construed in accordance with the laws of the State of Delaware and shall bind and inure to the benefit of the parties hereto and their repective successors and permitted assigns.

                                                         Sincerely yours,

                                                         ARDSHIEL, INC.


                                                         Name:
                                                              ------------------
                                                         Title:
                                                               -----------------


Accepted and Agreed as of the date hereof:

D and W Holdings, Inc.


By:
   -------------------------
   Name:
        --------------------
   Title:
        --------------------


Atrium Corporation


By:
   -------------------------
   Name:
        --------------------
   Title:
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Atrium Companies, Inc.


By:
   -------------------------
   Name:
        --------------------
   Title:
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